EXHIBIT (1) (b)

       Resolutions of Board of Directors of Ameritas Life Insurance Corp.
                           authorizing the transfer of
          Ameritas Variable Life Insurance Company Separate Account V,
         Ameritas Variable Life Insurance Company Separate Account VA-2,
                   Ameritas Variable Separate Account VL, and
                      Ameritas Variable Separate Account VA
                                       to
                          Ameritas Life Insurance Corp.

                                  CERTIFICATION

        I, Jan M. Connolly, duly elected and qualified Secretary of Ameritas Life Insurance Corp., Lincoln, Nebraska, hereby certify that the attached is a true and exact copy of the Consent Resolution adopted by the Board of Directors of Ameritas Life Insurance Corp. dated March 1, 2007, and that said Consent Resolution is in full force and effect.

        IN WITNESS WHEREOF, I have affixed my name as Secretary and have caused the corporate seal of said corporation to be hereunto affixed this________________________________________________19th___day
of____March________, 2007.

                                                             /s/ Jan M. Connolly
                                            Jan M. Connolly, Corporate Secretary

                          AMERITAS LIFE INSURANCE CORP.
                               BOARD OF DIRECTORS
                               CONSENT RESOLUTION
                                  March 1, 2007

         The undersigned being all of the members of the Board of Directors of Ameritas Life Insurance Corp. in lieu of a special meeting, unanimously consent to and adopt the following Resolutions.

         Each member, by signing this consent, jointly and severally waives notice of the time, place, and purpose of the special meeting of the Board of Directors, and each of the undersigned agrees to the transaction of business of such special meeting by unanimous consent of all of the members, in lieu of such special meeting.

         Further, this Consent Resolution may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same Consent Resolution.

                                  RESOLUTION #1

                         Amended and Restated Resolution
                                       for
                      Ameritas Variable Separate Account V
                                       of
                          Ameritas Life Insurance Corp.

         WHEREAS, the Board of Directors has previously approved and adopted a Plan and Agreement of Merger between the Ameritas Life Insurance Corp. (the "Company") and Ameritas Variable Life Insurance Company ("AVLIC"), whereby, among other things, AVLIC would merge with and into the Company (the "Merger"), resulting in the Company's acquisition of all the assets and liabilities of AVLIC and the termination of AVLIC's separate corporate existence upon the effectiveness of the Merger;

         WHEREAS, AVLIC established Ameritas Variable Life Insurance Company Separate Account V (the "Separate Account") on May 17, 2002, which supports issued and outstanding variable life insurance policies, and

         WHEREAS, by virtue of the Merger, the Separate Account will be acquired intact by the Company and will thereby become a separate account of the Company, and the variable life insurance policies then supported by the Separate Account will become contracts of the Company;

Intact Transfer of the Separate Account

         NOW THEREFORE, BE IT RESOLVED, That, subject to receipt of any required regulatory approvals, immediately after the Merger is consummated:

     (a) (1) The Separate Account shall be transferred to the Company on the date the Merger is consummated, shall continue as a separate account of the Company and shall be considered to have been originally established on the date shown above;

          (2) The Separate Account shall retain its historical unit values for the variable life

Ameritas Life Consent                                                   Page 2
March 1, 2007

               insurance policies supported by such Account and issued and outstanding at the time the Merger is consummated;

          (3) The Separate Account shall be invested in the same underlying investment vehicles as it was before the Merger;

     (b) The foregoing resolution shall not affect any other separate account of the Company, and each such other separate account shall continue to be a duly authorized and validly established separate account of the Company;

     (c) The name of the Separate Account after the Merger shall be changed to " Ameritas Variable Separate Account V," and shall retain that name until and unless later changed by the Company; and

     (d) The Officers hereby are severally authorized and empowered to prepare, execute, deliver and cause to be filed on behalf of the Company and the Separate Account, to the extent required or desirable under state or federal law, any and all reports, registration statements and applications for exemptive relief or approval, including any amendments thereto, and any consents to service of process, acceleration letters and other papers and instruments on behalf of the Company and/or the Separate Account or otherwise, as may be necessary or desirable in order to carry into effect the above resolutions.

Amendment and Restatement of Separate Account Resolution

        WHEREAS, the Board of Directors of Ameritas Life Insurance Corp. (the "Company") has concluded that, in connection with the intact transfer of the Ameritas Variable Separate Account V (the "Separate Account") to the Company, it is necessary and appropriate to amend and restate the Resolution of the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") authorizing the establishment of the Separate Account, adopted at a meeting held on August 28, 1985, to include certain powers and protections in the best interests of the Company and the owners of policies supported by the Separate Account;

          NOW THEREFORE, BE IT RESOLVED, That effective on the effective date of the Merger, the Resolution authorizing the establishment of the Separate Account, dated August 28, 1985, is hereby amended and restated as follows:

          RESOLVED, That pursuant to the provisions of Section 44-402.01 of the Revised Statutes of Nebraska, the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") established the Separate Account on August 28,1985; and

          FURTHER RESOLVED, That pursuant to the provisions of Nebraska insurance law the Board of Directors of the Company does hereby accept and establish the Separate Accounts for the purpose of providing for the issuance by the Company of variable life insurance policies, or other insurance contracts (the "Policies"), which Separate Account shall constitute a separate account into which are allocated amounts paid to or held by the Company under such variable life insurance policies; and

          FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account shall, in accordance with the Policies, be credited to or charged against such account without regard to other income, gains, or losses of the Company, and

          FURTHER RESOLVED, That Separate Account shall be divided into Investment,

Ameritas Life Consent                                                    Page 3
March 1, 2007

Subdivisions, each Investment Subdivision in Separate Account shall invest in the shares of a designated mutual fund portfolio and net premiums under the Policies shall be allocated to the eligible portfolios set forth in the Policies in accordance with instructions received from owners of the Policies; and

         FURTHER RESOLVED, That the Board of Directors expressly reserves the right to add or remove any Investment Subdivision of Separate Account as it may hereafter deem necessary or appropriate; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to invest such amount or amounts of the Company's cash in Separate Account or in any Investment Subdivision thereof as may be deemed necessary or appropriate to facilitate the commencement of Separate Account's operations and/or to meet any minimum capital requirements under the Investment Company Act of 1940; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to transfer cash from time to time between the Company's general account and Separate Account as deemed necessary or appropriate and consistent with the terms of the Policies; and

         FURTHER RESOLVED, That the Board of Directors of the Company reserves the right to change the designation of Separate Account hereafter to such other designation as it may deem necessary or appropriate, and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, with such assistance from the Company's independent certified public accountants, legal counsel and independent consultants or others as they may require, be and they hereby are, severally authorized and directed to take all action necessary to:
(a) Register Separate Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) Register the Policies in such amounts, which may be an indefinite amount, as the said officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) Take all other actions which are necessary in connection with the offering of said Policies for sale and the operation of Separate Account in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the said officers of the Company shall deem necessary or appropriate; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby are severally authorized and empowered to prepare, execute and cause to be filed with the Securities and Exchange Commission on behalf of Separate Account and by the Company as sponsor and depositor a Form of Notification of Registration Statement under the Securities Act of 1933 registering the Policies and any and all amendments to the foregoing on behalf of Separate Account and the Company and on behalf of and as attorneys-in-fact for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Company; and

         FURTHER RESOLVED, That Robert G. Lange, Vice President, General Counsel and Assistant Secretary is duly appointed as agent for service under any such registration statement, duly authorized to

Ameritas Life Consent                                                  Page 4
March 1, 2007

receive communications and notices from the Securities and Exchange Commission with respect thereto; and

        FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby is severally authorized on behalf of Separate Account and on behalf of the Company to take any and all action that each of them may deem necessary or advisable in order to offer and sell the Policies, including any registrations, filings and qualifications both of the Company, its officers, agents and employees, and of the policies, under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which the said officers or legal counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as the said officer or, legal counsel deem it to be in the best interests of Separate Account and the Company; and

        FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized in the names and on behalf of Separate Account and the Company to execute and file irrevocable written consents on the part of Separate Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of the Policies and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account and of the Company for the purpose of receiving and accepting process; and

          FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and hereby is, severally authorized to establish procedures under which the Company will institute procedures for providing voting rights for owners of the Policies with respect to securities owned by Separate Account; and

          FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, is hereby severally authorized to execute such agreement or agreements as deemed necessary and appropriate (i) with Ameritas Investment Corp. ("AIC") or other qualified entity under which AIC or such other entity will be appointed principal underwriter and distributor for the Policies and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the Policies.

          FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made.

          FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act

Ameritas Life Consent                                                   Page 5
March 1, 2007

without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

                                  RESOLUTION #2

                         Amended and Restated Resolution
                                       for
                      Ameritas Variable Separate Account VA
                                       of
                          Ameritas Life Insurance Corp.

         WHEREAS, the Board of Directors has previously approved and adopted a Plan and Agreement of Merger between the Ameritas Life Insurance Corp. (the "Company") and Ameritas Variable Life Insurance Company ("AVLIC"), whereby, among other things, AVLIC would merge with and into the Company (the "Merger"), resulting in the Company's acquisition of all the assets and liabilities of AVLIC and the termination of AVLIC's separate corporate existence upon the effectiveness of the Merger;

         WHEREAS, AVLIC established Ameritas Variable Separate Account VA (the "Separate Account") on May 17, 2002, which supports issued and outstanding variable annuity contracts; and

         WHEREAS, by virtue of the Merger, the Separate Account will be acquired intact by the Company and will thereby become a separate account of the Company, and the variable annuity contracts then supported by the Separate Account will become contracts of the Company;

Intact Transfer of' the Separate Account

         NOW THEREFORE, BE IT RESOLVED, That, subject to receipt of any required regulatory approvals, immediately after the Merger is consummated:

          (a) (1) The Separate Account shall be transferred to the Company on the date the Merger is consummated, shall continue as a separate account of the Company and shall be considered to have been originally established on the date shown above;

               (2) The Separate Account shall retain its historical unit values for the variable annuity contracts supported by such Account and issued and outstanding at the time the Merger is consummated;

               (3) The Separate Account shall be invested in the same underlying investment vehicles as it was before the Merger;

          (b) The foregoing resolution shall not affect any other separate account of the Company, and each such other separate account shall continue to be a duly authorized and validly established separate account of the Company;

          (c) The name of the Separate Account after the Merger shall be the "Ameritas Variable Separate Account VA" until and unless later changed by the Company; and

          (d) The Officers hereby are severally authorized and empowered to prepare, execute, deliver and cause to be filed on behalf of the Company and the Separate Account, to

Ameritas Life Consent                                                   Page 6
March 1, 2007

                  the extent required or desirable under state or federal law, any and all reports, registration statements and applications for exemptive relief or approval, including any amendments thereto, and any consents to service of process, acceleration letters and other papers and instruments on behalf of the Company and/or the Separate Account or otherwise, as may be necessary or desirable in order to carry into effect the above resolutions.

Amendment and Restatement of Separate Account Resolution

         WHEREAS, the Board of Directors of Ameritas Life Insurance Corp. (the "Company") has concluded that, in connection with the intact transfer of the Ameritas Variable Separate Account VA (the "Separate Account") to the Company, it is necessary and appropriate to amend and restate the Resolution of the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") authorizing the establishment of the Separate Account, adopted by Consent Resolution dated May 17, 2002, to include certain powers and protections in the best interests of the Company and the owners of policies supported by the Separate Account;

         NOW THEREFORE, BE IT RESOLVED, That effective on the effective date of the Merger, the Resolution authorizing the establishment of the Separate Account, dated May 17, 2002, is hereby amended and restated as follows:

         RESOLVED, That pursuant to the provisions of Section 44-2203 of the Revised Statutes of Nebraska, the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") established the Separate Account on May 17, 2002; and

         FURTHER RESOLVED, That pursuant to the provisions of Nebraska insurance law the Board of Directors of the Company does hereby accept and establish the Separate Accounts for the purpose of providing for the issuance by the Company of variable annuity contracts, or other insurance contracts, which Separate Account shall constitute a separate account into which are allocated amounts paid to or held by the Company under such annuity contracts; and

         FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account shall, in accordance with the annuity contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Company; and

         FURTHER RESOLVED, That Separate Account shall be divided into Investment Subdivisions, each Investment Subdivision in Separate Account shall invest in the shares of a designated mutual fund portfolio and net premiums under annuity contracts shall be allocated to the eligible portfolios set forth in the annuity contracts in accordance with instructions received from owners of the annuity contracts; and

         FURTHER RESOLVED, That the Board of Directors expressly reserves the right to add or remove any Investment Subdivision of Separate Account as it may hereafter deem necessary or appropriate; and

         FURTHER RESOLVED, That the President and Chief Executive Officer, any Vice President, the Treasurer, the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to invest such amount or amounts of the Company's cash in Separate Account or in any Investment Subdivision thereof as may be deemed necessary or appropriate to facilitate the commencement of Separate Account's operations and/or to meet any minimum capital requirements under the Investment Company Act of 1940; and

Ameritas Life Consent                                                  Page 7
March 1, 2007


         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to transfer cash from time to time between the Company's general account and Separate Account as deemed necessary or appropriate and consistent with the terms of the annuity contracts; and

         FURTHER RESOLVED, That the Board of Directors of the Company reserves the right to change the designation of Separate Account hereafter to such other designation as it may deem necessary or appropriate; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, with such assistance from the Company's independent certified public accountants, legal counsel and independent consultants or others as they may require, be and they hereby are, severally authorized and directed to take all action necessary to: (a) Register Separate Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) Register the annuity contracts in such amounts, which may be an indefinite amount, as the said officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) Take all other actions which are necessary in connection with the offering of said annuity contracts for sale and the operation of Separate Account in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the said officers of the Company shall deem necessary or appropriate; and

         FURTHER RESOLVED That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby are severally authorized and empowered to prepare, execute and cause to be filed with the Securities and Exchange Commission on behalf of Separate Account and by the Company as sponsor and depositor a Form of Notification of Registration Statement under the Securities Act of 1933 registering the annuity contracts and any and all amendments to the foregoing on behalf of Separate Account and the Company and on behalf of and as attorneys-in-fact for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Company; and

         FURTHER RESOLVED, That Robert G. Lange, Vice President, General Counsel and Assistant Secretary is duly appointed as agent for service under any such registration statement, duly authorized to receive communications and notices from the Securities and Exchange Commission with respect thereto; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby is severally authorized on behalf of Separate Account and on behalf of the Company to take any and all action that each of them may deem necessary or advisable in order to offer and sell the annuity contracts, including any registrations, filings and qualifications both of the Company, its officers, agents and employees, and of the policies, under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which the said officers or legal counsel of the Company may deem

Ameritas Life Consent                                                 Page 8
March 1, 2007

necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as the said officer or legal counsel deem it to be in the best interests of Separate Account and the Company; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized in the names and on behalf of Separate Account and the Company to execute and file irrevocable written consents on the part of Separate Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of the annuity contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account and of the Company for the purpose of receiving and accepting process; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and hereby is, severally authorized to establish procedures under which the Company will institute procedures for providing voting right for owners of the annuity contracts with respect to securities owned by Separate Account; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, is hereby severally authorized to execute such agreement or agreements as deemed necessary and appropriate (i) with Ameritas Investment Corp. ("AIC") or other qualified entity under which AIC or such other entity will be appointed principal underwriter and distributor for the annuity contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the annuity contracts; and

          FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, that the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing.

                                  RESOLUTION #3

                         Amended and Restated Resolution
                                       for
                     Ameritas Variable Separate Account VA-2
                                       of
                          Ameritas Life Insurance Corp.


          WHEREAS, the Board of Directors has previously approved and adopted a Plan and Agreement

Ameritas Life Consent                                                Page 9
March 1, 2007

of Merger between the Ameritas Life Insurance Corp. (the "Company") and Ameritas Variable Life Insurance Company ("AVLIC"), whereby, among other things, AVLIC would merge with and into the Company (the "Merger"), resulting in the Company's acquisition of all the assets and liabilities of AVLIC and the termination of AVLIC's separate corporate existence upon the effectiveness of the Merger;

         WHEREAS, AVLIC established Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Separate Account") on May 28, 1987, which supports issued and outstanding variable annuity contracts; and

         WHEREAS, by virtue of the Merger, the Separate Account will be acquired intact by the Company and will thereby become a separate account of the Company, and the variable annuity contracts then supported by the Separate Account will become contracts of the Company;

Intact Transfer of the Separate Account

         NOW THEREFORE, BE IT RESOLVED, That, subject to receipt of any required regulatory approvals, immediately after the Merger is consummated:

           (a) (1) The Separate Account shall be transferred to the Company on the date the Merger is consummated, shall continue as a separate account of the Company and shall be considered to have been originally established on the date shown above;

               (2) The Separate Account shall retain its historical unit values for the variable annuity contracts supported by such Account and issued and outstanding at the time the Merger is consummated;

               (3) The Separate Account shall be invested in the same underlying investment vehicles as it was before the Merger;

          (b) The foregoing resolution shall not affect any other separate account of the Company, and each such other separate account shall continue to be a duly authorized and validly established separate account of the Company;

          (c) The name of the Separate Account after the Merger shall be changed to "Ameritas Variable Separate Account VA-2," and shall retain that name until and unless later changed by the Company; and

          (d) The Officers hereby are severally authorized and empowered to prepare, execute, deliver and cause to be filed on behalf of the Company and the Separate Account, to the extent required or desirable under state or federal law, any and all reports, registration statements and applications for exemptive relief or approval, including any amendments thereto, and any consents to service of process, acceleration letters and other papers and instruments on behalf of the Company and/or the Separate Account or otherwise, as may be necessary or desirable in order to carry into effect the above resolutions.

Amendment and Restatement of Separate Account Resolution

         WHEREAS, the Board of Directors of Ameritas Life Insurance Corp. (the "Company") has concluded that, in connection with the intact transfer of the Ameritas Variable Separate Account VA-2 (the "Separate Account") to the Company, it is necessary and appropriate to amend and restate the Resolution of the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC")

Ameritas Life Consent                                                  Page 10
March 1, 2007

authorizing the establishment of the Separate Account, adopted at a meeting held on May 28, 1987, to include certain powers and protections in the best interests of the Company and the owners of policies supported by the Separate Account;

         NOW THEREFORE, BE IT RESOLVED, That effective on the effective date of the Merger, the Resolution authorizing the establishment of the Separate Account, dated May 28, 1987, is hereby amended and restated as follows:

         RESOLVED, That pursuant to the provisions of Section 44-2203 of the Revised Statutes of Nebraska, the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") established the Separate Account on May 28, 1987; and

         FURTHER RESOLVED, That pursuant to the provisions of Nebraska insurance law the Board of Directors of the Company does hereby accept and establish the Separate Accounts for the purpose of providing for the issuance by the Company of variable annuity contracts, or other insurance contracts, which Separate Account shall constitute a separate account into which are allocated amounts paid to or held by the Company under such annuity contracts; and

         FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account shall, in accordance with the annuities, be credited to or charged against such account without regard to other income, gains, or losses of the Company; and

         FURTHER RESOLVED, That Separate Account shall be divided into Investment Subdivisions, each Investment Subdivision in Separate Account shall invest in the shares of a designated mutual fund portfolio and net premiums under the annuities shall be allocated to the eligible portfolios set forth in the annuities in accordance with instructions received from owners of the annuities; and

         FURTHER RESOLVED, That the Board of Directors expressly reserves the right to add or remove any Investment Subdivision of Separate Account as it may hereafter deem necessary or appropriate; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to invest such amount or amounts of the Company's cash in Separate Account or in any Investment Subdivision thereof as may be deemed necessary or appropriate to facilitate the commencement of Separate Account's operations and/or to meet any minimum capital requirements under the Investment Company Act of 1940; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to transfer cash from time to time between the Company's general account and Separate Account as deemed necessary or appropriate and consistent with the terms of the annuities; and

         FURTHER RESOLVED, That the Board of Directors of the Company reserves the right to change the designation of Separate Account hereafter to such other designation as it may deem necessary or appropriate; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, with such assistance from the Company's independent certified public accountants,

Ameritas Life Consent                                                  Page 11
March 1, 2007

legal counsel and independent consultants or others as they may require, be and they hereby are, severally authorized and directed to take all action necessary to: (a) Register Separate Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) Register the annuities in such amounts, which may be an indefinite amount, as the said officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and
(c) Take all other actions which are necessary in connection with the offering of said annuities for sale and the operation of Separate Account in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the said officers of the Company shall deem necessary or appropriate; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby are severally authorized and empowered to prepare, execute and cause to be filed with the Securities and Exchange Commission on behalf of Separate Account and by the Company as sponsor and depositor a Form of Notification of Registration Statement under the Securities Act of 1933 registering the annuities and any and all amendments to the foregoing on behalf of Separate Account and the Company and on behalf of and as attorneys-in-fact for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Company; and

         FURTHER RESOLVED, That Robert G. Lange, Vice President, General Counsel, and Assistant Secretary, is duly appointed as agent for service under any such registration statement, duly authorized to receive communications and notices from the Securities and Exchange Commission with respect thereto; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby is severally authorized on behalf of Separate Account and on behalf of the Company to take any and all action that each of them may deem necessary or advisable in order to offer and sell the annuities, including any registrations, filings and qualifications both of the Company, its officers, agents and employees, and of the policies, under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which the said officers or legal counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as the said officer or legal counsel deem it to be in the best interests of Separate Account and the Company; and

         FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized in the names and on behalf of Separate Account and the Company to execute and file irrevocable written consents on the part of Separate Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of the annuities and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account and of the Company for the purpose of receiving and accepting process; and

Ameritas Life Consent                                                   Page 12
March 1, 2007

          FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and hereby is, severally authorized to establish procedures under which the Company will institute procedures for providing voting rights for owners of the annuities with respect to securities owned by Separate Account; and

          FURTHER RESOLVED, That the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, is hereby severally authorized to execute such agreement or agreements as deemed necessary and appropriate (i) with Ameritas Investment Corp ("AIC") or other qualified entity under which AIC or such other entity will be appointed principal underwriter and distributor for the annuities and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the annuities.

          FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the President, the Chief Operating Officer, and Chief Executive Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made.

          FURTHER RESOLVED, That the President and Chief Executive Officer, any Vice President, the Treasurer, the Secretary, or any Assistant Vice President, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

                                  RESOLUTION #4

                         Amended and Restated Resolution
                                       for
                      Ameritas Variable Separate Account VL
                                       of
                          Ameritas Life Insurance Corp.

          WHEREAS, the Board of Directors has previously approved and adopted a Plan and Agreement of Merger between the Ameritas Life Insurance Corp. (the "Company") and Ameritas Variable Life Insurance Company ("AVLIC"), whereby, among other things, AVLIC would merge with and into the Company (the "Merger"), resulting in the Company's acquisition of all the assets and liabilities of AVLIC and the termination of AVLIC's separate corporate existence upon the effectiveness of the Merger;

          WHEREAS, AVLIC established Ameritas Variable Separate Account VL
(the "Separate Account") on May 17, 2002, which supports issued and outstanding variable life insurance policies; and

          WHEREAS, by virtue of the Merger, the Separate Account will be acquired intact by the Company and will thereby become a separate account of the Company, and the variable life insurance policies then supported by the Separate Account will become contracts of the Company;

Ameritas Life Consent                                                  Page 13
March 1, 2007


Intact Transfer of the Separate Account

          NOW THEREFORE, BE IT RESOLVED, That, subject to receipt of any required regulatory approvals, immediately after the Merger is consummated:

          (a) (1) The Separate Account shall be transferred to the Company on the date the Merger is consummated, shall continue as a separate account of the Company and shall be considered to have been originally established on the date shown above;

               (2) The Separate Account shall retain its historical unit values for the variable life insurance policies supported by such Account and issued and outstanding at the time the Merger is consummated;

               (3) The Separate Account shall be invested in the same underlying investment vehicles as it was before the Merger;

          (b) The foregoing resolution shall not affect any other separate account of the Company, and each such other separate account shall continue to be a duly authorized and validly established separate account of the Company;

          (c) The name of the Separate Account after the Merger shall be the "Ameritas Variable Separate Account VL" until and unless later changed by the Company; and

          (d) The Officers hereby are severally authorized and empowered to prepare, execute, deliver and cause to be filed on behalf of the Company and the Separate Account, to the extent required or desirable under state or federal law, any and all reports, registration statements and applications for exemptive relief or approval, including any amendments thereto, and any consents to service of process, acceleration letters and other papers and instruments on behalf of the Company and/or the Separate Account or otherwise, as may be necessary or desirable in order to carry into effect the above resolutions.

Amendment and Restatement of Separate Account Resolution

          WHEREAS, the Board of Directors of Ameritas Life Insurance Corp. (the "Company") has concluded that, in connection with the intact transfer of the Ameritas Variable Separate Account VL (the "Separate Account") to the Company, it is necessary and appropriate to amend and restate the Resolution of the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") authorizing the establishment of the Separate Account, adopted by Consent Resolution dated May 17, 2002, to include certain powers and protections in the best interests of the Company and the owners of policies supported by the Separate Account;

          NOW THEREFORE, BE IT RESOLVED, That effective on the effective date of the Merger, the Resolution authorizing the establishment of the Separate Account, dated May 17, 2002, is hereby amended and restated as follows:

          RESOLVED, That pursuant to the provisions of Section 44-402.01 of the Revised Statutes of Nebraska, the Board of Directors of Ameritas Variable Life Insurance Company ("AVLIC") established the Separate Account on May 17, 2002; and

Ameritas Life Consent                                                  Page 14
March 1, 2007

         FURTHER RESOLVED, That pursuant to the provisions of Nebraska insurance law the Board of Directors of the Company does hereby accept and establish the Separate Accounts for the purpose of providing for the issuance by the Company of variable life insurance policies, or other insurance contracts, which Separate Account shall constitute a separate account into which are allocated amounts paid to or held by the Company under such variable life insurance policies; and

         FURTHER RESOLVED, That the income, gains and losses, whether or not realized, from assets allocated to Separate Account shall, in accordance with the life insurance contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Company; and

         FURTHER RESOLVED, That Separate Account shall be divided into Investment Subdivisions, each Investment Subdivision in Separate Account shall invest in the shares of a designated mutual fund portfolio and net premiums under life insurance contracts shall be allocated to the eligible portfolios set forth in the life insurance contracts in accordance with instructions received from owners of the life insurance contracts; and

         FURTHER RESOLVED, That the Board of Directors expressly reserves the right to add or remove any Investment Subdivision of Separate Account as it may hereafter deem necessary or appropriate; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to invest such amount or amounts of the Company's cash in Separate Account or in any Investment Subdivision thereof as may be deemed necessary or appropriate to facilitate the commencement of Separate Account's operations and/or to meet any minimum capital requirements under the Investment Company Act of 1940; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to transfer cash from time to time between the Company's general account and Separate Account as deemed necessary or appropriate and consistent with the terms of the life insurance contracts; and

         FURTHER RESOLVED, That the Board of Directors of the Company reserves the right to change the designation of Separate Account hereafter to such other designation as it may deem necessary or appropriate; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, with such assistance from the Company's independent certified public accountants, legal counsel and independent consultants or others as they may require, be and they hereby are, severally authorized and directed to take all action necessary to: (a) Register Separate Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) Register the life insurance contracts in such amounts, which may be an indefinite amount, as the said officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) Take all other actions which are necessary in connection with the offering of said life insurance contracts for sale and the operation of Separate Account in order to comply with the Investment Company Act of 1940, the Securities Exchange Act of 1934, the Securities Act of 1933, and other federal laws, including the filing of any amendments to registration statements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the said officers of the Company shall deem necessary or appropriate; and

Ameritas Life Consent                                                  Page 15
March 1, 2007


         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby are severally authorized and empowered to prepare, execute and cause to be filed with the Securities and Exchange Commission on behalf of Separate Account and by the Company as sponsor and depositor a Form of Notification of Registration Statement under the Securities Act of 1933 registering the life insurance contracts and any and all amendments to the foregoing on behalf of Separate Account and the Company and on behalf of and as attorneys-in-fact for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Company; and

        FURTHER RESOLVED, That Robert G. Lange, Vice President, General Counsel, and Assistant Secretary is duly appointed as agent for service under any such registration statement, duly authorized to receive communications and notices from the Securities and Exchange Commission with respect thereto; and

        FURTHER RESOLVED, That the Chief Executive Officer, President and
Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, hereby is severally authorized on behalf of Separate Account and on behalf of the Company to take any and all action that each of them may deem necessary or advisable in order to offer and sell the life insurance contracts, including any registrations, filings and qualifications both of the Company, its officers, agents and employees, and of the policies, under the insurance and securities laws of any of the states of the United States of America or other jurisdictions, and in connection therewith to prepare, execute, deliver and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process and other papers and instruments as may be required under such laws, and to take any and all further action which the said officers or legal counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as the said officer or legal counsel deem it to be in the best interests of Separate Account and the Company; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and they hereby are, severally authorized in the names and on behalf of Separate Account and the Company to execute and file irrevocable written consents on the part of Separate Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of the life insurance contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Separate Account and of the Company for the purpose of receiving and accepting process; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, be, and hereby is, severally authorized to establish procedures under which the Company will institute procedures for providing voting right for owners of the life insurance contracts with respect to securities owned by Separate Account; and

          FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, is hereby severally authorized to execute such agreement or agreements as deemed necessary and appropriate (i) with Ameritas Investment Corp. ("AIC") or other qualified entity under which AIC or such other entity will be appointed principal underwriter and distributor for the life

Ameritas Life Consent                                                  Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

         FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

Dated as of March 1, 2007.

James P. Abel                                             /s/ JoAnn M. Martin
                                                             JoAnn M. Martin


/s/ Lawrence J. Arth
Lawrence J. Arth                                             Tonn M. Ostergard



William W. Cook, Jr.                                         Paul C. Schorr III




Bert A. Getz                                                 Winston J. Wade




James R. Knapp

Ameritas Life Consent                                                  Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

         FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

Dated as of March 1, 2007.


/s/ James P. Abel
James P. Abel                                                JoAnn M. Martin



Lawrence J. Arth                                             Tonn M. Ostergard



William W. Cook, Jr.                                         Paul C. Schorr III




Bert A. Getz                                                 Winston J. Wade




James R. Knapp

Ameritas Life Consent                                                   Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

           FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

           FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

Dated as of March 1, 2007.


James P. Abel
                                                             JoAnn M. Martin



Lawrence J. Arth                                             Tonn M. Ostergard



/s/ William W. Cook, Jr.
William W. Cook, Jr.                                         Paul C. Schorr III



Bert A. Getz                                                 Winston J. Wade




James R. Knapp

   Ameritas Life Consent                                                Page 16
 March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

            FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

            FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

Dated as of March 1, 2007.

James P. Abel
                                                             JoAnn M. Martin



Lawrence J. Arth                                             Tonn M. Ostergard



William W. Cook, Jr.                                         Paul C. Schorr III



/s/ Bert A. Getz
Bert A. Getz                                                 Winston J. Wade



James R. Knapp

Ameritas Life Consent                                                  Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

         FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.


Dated as of March 1, 2007.

James P. Abel
                                                             JoAnn M. Martin



Lawrence J. Arth                                             Tonn M. Ostergard



William W. Cook, Jr.                                         Paul C. Schorr III



Bert A. Getz                                                 Winston J. Wade



/s/ James R. Knapp
James R. Knapp

Ameritas Life Consent                                                 Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

         FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.


Dated as of March 1, 2007.

James P. Abel
                                                             JoAnn M. Martin


                                                          s/ Tonn M. Ostergard
Lawrence J. Arth                                             Tonn M. Ostergard



William W. Cook, Jr.                                         Paul C. Schorr III




Bert A. Getz                                                 Winston J. Wade




James R. Knapp

Ameritas Life Consent                                                  Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

         FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

Dated as of March 1, 2007.

Dated as of March 1, 2007.

James P. Abel
                                                             JoAnn M. Martin



Lawrence J. Arth                                             Tonn M. Ostergard


                                                         /s/ Paul C. Schorr III
William W. Cook, Jr.                                         Paul C. Schorr III




Bert A. Getz                                                 Winston J. Wade




James R. Knapp

Ameritas Life Consent                                                   Page 16
March 1, 2007

insurance contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Separate Account and the design, issuance, and administration of the life insurance contracts; and

         FURTHER RESOLVED, That because Separate Account will invest solely in the securities issued by specific mutual fund corporations registered under the Investment Company Act of 1940, the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreements as may be necessary or appropriate to enable such investments to be made; and

         FURTHER RESOLVED, That the Chief Executive Officer, President and Chief Operating Officer, any Vice President, the Treasurer, or the Secretary, and each of them, with full power to act without the others are hereby severally authorized to execute and deliver such agreements and other documents and do such acts and things as each of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.


Dated as of March 1, 2007.

James P. Abel
                                                             JoAnn M. Martin



Lawrence J. Arth                                             Tonn M. Ostergard



William W. Cook, Jr.                                         Paul C. Schorr III



                                                         /s/ Winston J. Wade
Bert A. Getz                                                 Winston J. Wade




James R. Knapp